UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

Cascade Bancorp
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-23322 (Commission File Number)	93-1034484 (IRS Employer Identification No.)

1100 NW Wall Street,

Bend, Oregon 97701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 617-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 23, 2013, Cascade Bancorp, an Oregon corporation (“Cascade”), and Home Federal Bancorp, Inc., a Maryland corporation (“Home”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition by Cascade of Home pursuant to the merger of Home with and into Cascade, with Cascade surviving the merger (the “Merger”).

Pursuant to the terms and subject to the conditions of the Merger Agreement, which has been approved by the Board of Directors of each of Cascade and Home, the transaction provides for the payment to Home shareholders of (i) $120.8 million in cash (subject to adjustment based on tangible shareholders’ equity of Home and other adjustments described in the Merger Agreement) and (ii) 24,309,066 shares of Cascade common stock (subject to adjustment described in the Merger Agreement) (the “Merger Consideration”). Based on the closing price of $5.96 for Cascade shares on October 22, 2013, the transaction would have an aggregate value of $265.7 million. All “in-the-money” Home stock options outstanding immediately prior to the effective time of the Merger will be canceled in exchange for a cash payment as provided in the Merger Agreement. Each award of Home common stock subject to a vesting or lapse restriction under a Home stock plan will be cancelled and converted into the right to receive its proportionate share of the Merger Consideration.

As soon as practicable after the consummation of the Merger, Home Federal Bank, an Idaho state chartered bank and the wholly-owned subsidiary of Home (“Home Bank”), will merge with and into Bank of the Cascades, an Oregon state chartered bank and the wholly-owned subsidiary of Cascade (“Cascade Bank”), with Cascade Bank surviving the Merger. Under the Merger Agreement, however, Cascade may change the method of effecting the combination (including by providing for the merger of a wholly-owned subsidiary of Cascade with Home), subject to Home’s consent, which will not be unreasonably withheld.

The Merger Agreement contains customary representations, warranties and covenants made by each of Cascade and Home. Completion of the Merger is subject to certain conditions, including, among others, the (i) approval of the Merger Agreement by Home’s shareholders, (ii) approval by Cascade’s shareholders of the issuance of Cascade common stock to Home’s shareholders pursuant to the Merger Agreement, (iii) listing on NASDAQ of the shares of Cascade common stock to be issued in the Merger, (iv) receipt of all governmental and regulatory consents and approvals required to consummate the Merger, (v) U.S. Securities and Exchange Commission (the “SEC”) having declared effective under the Securities Act of 1933, as amended, Cascade’s registration statement covering the issuance of shares of Cascade common stock in the Merger and (vi) absence of any injunction, order or legal restraint prohibiting the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct to the extent provided in the Merger Agreement and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for both Cascade and Home, including, among others, if the Merger is not consummated on or before June 30, 2014 or if the requisite approvals of the shareholders of Home or Cascade are not obtained. Either Cascade or Home may be required to pay a termination fee of $8,000,000 in the event of a termination of the Merger Agreement under certain circumstances.

The Merger is expected to close by the end of the first quarter of 2014.

Aside from the transactions contemplated by the Merger Agreement, there is no material relationship between Cascade and Home.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

In connection with entering into the Merger Agreement, each of Green Equity Investors V, L.P., David F. Bolger, Lightyear Co-Invest Partnership II, L.P. and Lightyear Fund II, L.P., shareholders of Cascade, entered into a voting agreement (a “Cascade Voting Agreement”) with Home pursuant to which such shareholders have agreed, subject to the terms set forth therein, to vote their shares of Cascade common stock in favor of the issuance of Cascade common stock and related matters and, except under certain limited circumstances, not sell or otherwise dispose of any Cascade common stock, until after the meeting of Cascade shareholders to vote on the issuance of Cascade common stock and related matters. The number of shares subject to the Cascade Voting Agreements represent approximately 56.45% of the issued and outstanding shares of Cascade common stock; provided that if the Cascade Board of Directors withdraws or changes its recommendation, the total number of shares subject to the Cascade Voting Agreements shall be reduced to 40% of the total number of issued and outstanding shares of Cascade common stock.

In addition, Cascade entered into a voting agreement (a “Home Voting Agreement”) with each of the directors and executive officers of Home, pursuant to which such persons have agreed, subject to the terms set forth therein, to vote their shares of Home common stock in favor of the Merger and related matters and to not sell or otherwise dispose of any common stock of Home until after the meeting of Home shareholders to vote on the Merger Agreement. The parties to the Home Voting Agreements beneficially own in the aggregate approximately 7.14% of the outstanding shares of Home common stock.

The foregoing description of the Cascade Voting Agreement and the Home Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of Cascade Voting Agreement and the form of Home Voting Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement and related transactions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Cascade, Home or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Cascade, Home or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Cascade or Home. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Cascade or Home and their respective subsidiaries and affiliates that the respective companies include in reports, statements and other filings they make with the SEC.

Item 8.01. Other Events.

On October 23, 2013, Cascade and Home issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 8.01.

Additionally, Cascade will hold a conference call at 10:00 a.m., Pacific Time, on October 24, 2013, with investors to provide supplemental information regarding the proposed Merger. A copy of the investor presentation for the conference call is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 8.01.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Cascade cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed Merger involving Cascade and Home, including future financial and operating results, Cascade’s or Home’s plans, objectives, expectations and intentions, the expected timing of completion of the Merger and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite Cascade and Home shareholder approvals; (ii) the risk that Cascade or Home may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; (iii) the risk that a condition to the closing of the Merger may not be satisfied; (iv) the timing to consummate the proposed Merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on Merger-related issues; (ix) general worldwide economic conditions and related uncertainties; (x) liquidity risk affecting Cascade’s ability to meet its obligations when they come due; (xi) excessive loan losses; (xii) the effect of changes in governmental regulations; and (xiii) other factors we discuss or refer to in the “Risk Factors” section of Cascade’s most recent Annual Report on Form 10-K filed with the SEC on March 29, 2013. These risks, as well as other risks associated with the Merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the Merger. Additional risks and uncertainties are identified and discussed in Cascade’s and Home’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither Cascade nor Home undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Merger and Where to Find It

The information in this Form 8-K and the exhibits incorporated herein by reference do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger between Cascade and Home, Cascade will file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement of Cascade and Home that also constitutes a prospectus. Cascade and Home will deliver the joint proxy statement/prospectus to their respective shareholders. Cascade and Home urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed Merger when it becomes available, as well as other documents filed with the SEC because they will contain important information about the proposed Merger. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Cascade’s website (www.botc.com) under the heading “About Us” and then under the heading “Investor Relations” and then under the heading “Investor Information” and then under the tab “SEC Filings;” (ii) Cascade upon written request to Cascade Bancorp, Attn: Investor Relations, 1100 North West Wall Street, P.O. Box 369, Bend, Oregon 97701; (iii) Home’s website (www.myhomefed.com/ir) under the heading “SEC Filings, Ownership and Forms;” or (iv) Home upon written request to Home Federal Bancorp, Inc., Attn: Eric S. Nadeau, CFO, 500 12th Avenue South, Nampa, Idaho 83651.

Participants in the Solicitation

Cascade, Home and their respective directors and executive officers may be soliciting proxies from Cascade and Home shareholders in favor of the proposed Merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Cascade and Home shareholders in connection with the proposed Merger and a description of their direct and indirect interests, by security holdings or otherwise will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Cascade’s directors and executive officers in Cascade’s definitive proxy statement filed with the SEC on March 27, 2013 for its 2013 Annual Meeting of Shareholders. You can find information about Home’s directors and executive officers in Home’s definitive proxy statement filed with the SEC on April 15, 2013. Additional information about Cascade’s directors and executive officers and Home’s directors and executive officers can also be found in the above-referenced Registration Statement on Form S-4 when it becomes available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You can obtain free copies of these documents from Cascade and Home using the contact information above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Cascade Bancorp and Home Federal Bancorp, Inc., dated as of October 23, 2013

10.1	Form of Cascade Voting Agreement

10.2	Form of Home Voting Agreement

99.1	Joint press release issued by Cascade Bancorp and Home Federal Bancorp, Inc., dated October 23, 2013

99.2	Investor presentation slides, dated October 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2013	CASCADE BANCORP

	By:	/s/ Andrew J. Gerlicher
		Name:	Andrew J. Gerlicher
		Title:	Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Cascade Bancorp and Home Federal Bancorp, Inc., dated as of October 23, 2013

10.1	Form of Cascade Voting Agreement

10.2	Form of Home Voting Agreement

99.1	Joint press release issued by Cascade Bancorp and Home Federal Bancorp, Inc., dated October 23, 2013

99.2	Investor presentation slides, dated October 23, 2013